OSG America L.P.

Second Quarter Fiscal 2009
Earnings Conference Call

August 5, 2009

This presentation may contain forward-looking statements regarding the Partnership’s prospects, including the outlook for U.S. tanker and articulated tug barge markets, the outcome of negotiations with AMSC,
OSG’s intention to tender for the outstanding common units of OSG America, the payment of cash distributions, the timely delivery of newbuilds in accordance with contracted terms, projected drydocking schedule, off hire days for the third and fourth quarter of 2009, forecasted 2009 EBITDA, equity distribution from affiliates, charter hire expense, cash interest, drydocking and replacement reserves and cash available for distribution, projected distributable cash flow for the balance of 2009 and 2010 and the forecast of U.S.
economic activity and U.S. oil demand.  These statements are based on certain assumptions made by the
Partnership based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances.  Forward-looking statements are subject to a number of risks, uncertainties and assumptions, many of which are beyond the control of the Partnership, which may cause actual results to differ materially from those implied or expressed by the forward-look statements.  Factors, risks and uncertainties that could cause actual results to differ from expectations reflected in such forward-looking statements are described in the Partnership’s
Annual Report on Form 10-K for 2008 and those risks discussed in other reports the Partnership files with the Securities and Exchange Commission.

Forward Looking Statements

Q209 Financial Highlights

Second quarter results

TCE revenues rose 7% to $64.2 million from $59.9 million a year ago

Net income of $4.7 million declined 5% from $4.9 million a year ago

Included charge of $74,000 related to severance and relocation expenses and a
$700,000 losson the sale of vessel

Cash available for distribution of $11.9 million

Distribution coverage for the second quarter was 104%

Quarterly drivers of profitability

Positive

More revenue days and higher rates on Jones Act tankers delivering after Q108

Reduction in total operating expenses

Negative

Deterioration in spot market rates from lower oil demand and refining utilization

85% of revenue days on term charters for the remainder of 2009

As of June 30, 2009, 64% of revenue days in 2010 are on term coverage and
54% in 2011

Six vessels come off term charters by end of 2009 and are expected to enter the spot market

Active Fleet Management

Fleet Changes

Overseas Nikiski was delivered on June 11

Chartered-out to Tesoro for three years

Overseas Integrity sold on June 26

Vessels in lay up

OSG 214 lay up expected to extend through Dec. 31, 2009

Overseas Galena Bay in lay up in July; expected to extend through Dec. 31,
2009

Overseas New Orleans lay up expected to extend through Dec. 31, 2009

Remains on time charter to Sponsor at reduced rate reflecting vessel expense savings

Overseas Puget Sound, in lay up during Q2, commenced a grain voyage early
August

Expected to return to lay up at completion of grain voyage in November

While in lay up, time-charter rate will be reduced by vessel expense savings

Lower volumes across all Jones Act markets

USGC refinery utilization averaged 85% in Q209, down from 88%
Q208

Refining utilization levels reduced manufacturing of light products by approximately 250 thousand b/d

Delaware Bay Lightering Market Activity

Lower volumes in Q209: average of 199 thousand b/d, or 22%
lower than 2Q08

East Coast refining utilization levels declined to 71% Q209 from
81% Q208

67 vessels trading in Jones Act coastwise market at quarter end

Increase of 3

12 Jones Act vessels currently in lay up or awaiting cargo

Jones Act Market Update

Distribution Maintained at Historical
Levels for Now

Regular second quarter dividend of $0.375 per unit announced

Tight credit markets and reduced ability to finance option vessels

Increased costs of tugs, capital associated with Bender ATBs and possible AMSC settlement

Continued close evaluation of appropriate levels of future cash dividend distributions

OSG Announced Intention to Tender
for OSG America

OSG announced its intention to tender for all outstanding common units at
$8.00 in cash per share

Minimum tender condition of 4+ million shares (representing majority of outstanding publicly held units)

Tender expected to be launched late August

Tender to remain open for a minimum of 20 days

Not subject to financing condition

The independent directors to evaluate the offer

Conflicts Committee of the OSG America LLC Board to respond

Committee has retained its own legal and financial advisors with respect to the tender offer

Advance notice of tender from OSG provides additional time for Conflicts
Committee and unitholders to evaluate offer

Financial Overview

Henry Flinter
Chief Financial Officer

($ in thousands)	2Q09	2Q08
Shipping Revenues:		
Time charter revenues	$45,679	$36,592
Voyage charter revenues	23,778	35,636
	69,457	72,228
Operating Expenses:		
Voyage expenses	5,249	12,298
Vessel expenses	24,294	23,534
Charter hire expenses	15,556	12,169
Depreciation and amortization	13,026	13,679
General and administrative	5,332	5,119
Severance and relocation costs	74	-
Loss on sale of vessel	698	-
Total operating expenses	64,229	66,799
Income from vessel operations	5,228	5,429
Equity income of affiliated companies	573	1,030
Operating income	5,801	6,459
Other (expense) /income	(13)	60
	5,788	6,519
Interest expense	1,122	1,594
Net income	$4,666	$4,925
General partner's interest in net income	$94	$99
Limited partners' interest in net income	$4,572	$4,826
Weighted-average units outstanding – basic and diluted	30,004,500	30,002,250
TCE Revenues[1]	$64,208	$59,930

OSG America L.P.

Page 9

Financial Highlights    Income Statement

Increase in time charter revenues primarily reflect
additional revenue days and higher rates for Jones Act
Product carriers delivered after 1Q08

TCE revenues were adversely impacted by a reduction
in international product spot rates and by a reduction in
Delaware Bay lightering volumes

1See Appendix for a reconciliation of this non-GAAP measure to the most directly comparable GAAP financial measure.

Lower equity income considers 2 fewer vessels receiving
incentive hire compared with 2008

Higher vessel expenses are due to an increase in
operating days resulting from 4 new product carriers and
the switch of the OSG 400 to bareboat charter from time
charter, somewhat offset by lower expenses for vessels
in lay up

Higher charter hire expense reflects delivery of 4 new
product carriers on bareboat from AMSC, offset by
savings from the 4Q08 redelivery of the M 300

Financial Highlights   Balance Sheet

$170 million available under revolver

Long-term debt levels have declined
by $16.5 million over the first half of
2009

Safely within debt covenants

($ in thousands)

As of June 30,

2009

As of Dec. 31,

2008

Assets

Cash

$13,339

$10,529

Voyage receivables

12,960

18,900

Other receivables

4,010

4,129

Inventory

2,192

1,855

Prepaid expenses and other current assets

5,967

4,770

       Total current assets

38,468

40,183

Vessels, less accumulated depreciation

397,709

404,462

Vessel held for sale

-

1,310

Deferred drydock expenditures, net

18,914

26,536

Investment in Alaska Tanker Company, LLC

1,175

5,382

Intangible assets, less accumulated amortization

80,117

82,417

Other assets

18,901

14,271

Total Assets

$555,284

$574,561

Liabilities and Partners' Capital

Accounts payable, accrued expenses and other liabilities

$28,203

$19,282

Advances from affiliated companies

11,592

12,586

Current portion of debt

3,098

3,007

       Total current liabilities

42,893

34,875

Long-term debt

72,174

88,746

Other non-current liabilities

8,356

7,994

123,423

131,615

Partners’ Capital

431,861

442,946

Total Liabilities and Partners’ Capital

$555,284

$574,561

Distributable Cash Flow1

Cash distribution of $0.375 per
unit declared on July 29, 2009 for
the three months ended June 30,
2009

Distribution coverage was 104%
for the second quarter and 128%
for the first half of 2009

1See Appendix for a reconciliation of this non-GAAP measure to the most directly comparable GAAP financial measure.

Three Months

Six Months

Ended

Ended

30-Jun-09

30-Jun-09

Net Income

$ 4,666

$ 10,868

Add:

  Depreciation and amortization

13,026

25,620

  Interest expense

1,122

2,373

  Distributions from affiliated companies

0

5,346

  Loss on sale of vessel

698

698

Less:

  Equity in Income from affiliated companies

(573)

(1,138)

  Charter Hire expense

1,859

3,566

  Cash Interest expense

(1,038)

(2,206)

  Drydocking capital expenditure reserve

(4,352)

(8,704)

  Replacement capital expenditure reserve

(3,520)

(7,040)

  Cash available for distribution

$11,888

$29,383

Distribution(s) declared

$11,482

$22,964

Coverage Ratio

104%

128%

2009 Forecast

Given current market conditions, FY2009 coverage distribution is expected to be 98%

Full year coverage improved from May due to better-than-anticipated results in Q209 for the non-Jones Act tankers, partially offset by expected longer lay ups of the OSG 214 and Galena Bay

2009 coverage guidance has declined from 117% (March) to 98% (August)

*Reflects add back of loss on sale of vessel

Mar. 31, 2009

Jun. 30, 2009

Sep. 30, 2009

Dec. 31, 2009

FY 2009

EBITDA

$ 20,047

$ 19,512

*

$ 15,300

$ 17,400

$ 72,200

Equity (income)/distribution from affiliates

4,781

(573)

(900)

(1,900)

1,400

Noncash charter hire expense

1,707

1,859

1,900

1,900

7,300

Cash interest

(1,168)

(1,038)

(1,100)

(1,100)

(4,300)

Drydocking reserve

(4,352)

(4,352)

(4,400)

(4,400)

(17,500)

Replacement reserve

(3,520)

(3,520)

(3,500)

(3,500)

(14,100)

Cash available for distribution

$ 17,495

$ 11,888

$ 7,300

$ 8,400

$ 45,000

Minimum annual distribution

$ 11,481

$ 11,482

$ 11,482

$ 11,482

$ 45,900

Coverage

152%

104%

64%

73%

98%

Three Months Ended

Actuals

Three Months Ended

Forecast

Appendix

Operating Fleet – As of July 31, 2009

1 50% of revenue days are covered by a government contract, which has been extended through 2011; 2 Vessels in lay up; 3Charter- in dates are for initial terms (OSG America has unlimited renewal options); charter-out dates are for initial periods only. 4 On a COA contract servicing Sunoco in lightering.  A full fleet list that includes additional information is available in the Fleet section of
osgamerica.com

Vessel Name

Vessel Type

Ownership

Type

Charter-In

Expiry

Charter-

Out Expiry

Charter-out

Party

Hull Type

OVERSEAS MAREMAR

1

Non-Jones Act

OWNED

DH

OVERSEAS LUXMAR

1

Non-Jones Act

OWNED

DH

OVERSEAS NEW ORLEANS

HANDYSIZE

OWNED

Dec-2009

OSG

DB

OVERSEAS PUGET SOUND

HANDYSIZE

OWNED

Dec-2009

OSG

DB

OVERSEAS GALENA BAY

2

HANDYSIZE

OWNED

DB

OVERSEAS PHILADELPHIA

HANDYSIZE

OWNED

Jan-2010

Citgo

DB

OVERSEAS DILIGENCE

4

HANDYSIZE

OWNED

Sunoco

DH

OVERSEAS HOUSTON

3

HANDYSIZE

BB-In

2/9/2014

Mar-2010

Shell

DH

OVERSEAS LONG BEACH

3

HANDYSIZE

BB-In

6/26/2014

Jul-2014

BP

DH

OVERSEAS LOS ANGELES

3

HANDYSIZE

BB-In

11/16/2014

Nov-2014

BP

DH

OVERSEAS NEW YORK

3

HANDYSIZE

BB-In

4/11/2015

Apr-2011

Shell

DH

OVERSEAS TEXAS CITY

3

HANDYSIZE

BB-In

9/19/2015

Oct-2011

BP

DH

OVERSEAS BOSTON

3

HANDYSIZE

BB-In

2/19/2014

Feb-2012

Tesoro

DH

OVERSEAS NIKISKI

3

HANDYSIZE

BB-In

6/11/2014

Jun-2012

Tesoro

DH

OSG 243

ATB

OWNED

Dec-2009

OSG

DH

OSG 242

ATB

OWNED

Dec-2009

OSG

DH

OSG 209

ATB

OWNED

Nov-2009

Marathon

DH

OSG 214

(2)

ATB

OWNED

DH

OSG 254

ATB

OWNED

Aug-2010

Valero

DH

OSG 252

ATB

OWNED

Jul-2010

Chevron

DH

OSG 244

ATB

OWNED

Jul-2010

Chevron

DH

OSG 192

4

ATB

OWNED

Sunoco

DH

OSG 400

4

ATB

BB-In

Sunoco

DH

Newbuild Fleet & Option Vessels

Notes:

1 Newbuild vessels were contributed by OSG to OSG America at the time of its initial public offering; dropdown vessels are those that the Partnership has the right to acquire from OSG at to-be-negotiated purchase prices prior to the first anniversary of the delivery of each vessel to OSG.

2 On October 14, 2008, American Shipping Company ("AMSC") notified OSG that AMSC was reversing the building sequence of these two vessels.  OSG disputes
AMSC's ability to make this change without OSG’s consent, and OSG has objected and requested that this dispute be arbitrated expeditiously to avoid or reduce any harm to OSG or its ultimate customers.

As of July 31, 2009

Vessel Name

Vessel

Type

Expected

Delivery

Ownership

Type

Charter-In

Expiry

Charter-out

Expiry

Charter-

Party

Newbuild Fleet

HULL 013 (TBN OVERSEAS ANACORTES)

HANDYSIZE

2Q 2010

BB-In

6/25/2015

7/5/2013

Tesoro

Option Vessels

HULL 016 (TBN OVERSEAS CASCADE)

HANDYSIZE

4Q 2009

BB-In

11/25/2019

4/1/2015

Petrobras

HULL 7801 (TBN OSG 350)

ATB

4Q 2009

OWNED

12/18/2019

Sunoco

HULL 012 (TBN OVERSEAS MARTINEZ)

HANDYSIZE

1Q 2010

BB-In

3/5/2015

3/15/2013

Tesoro

HULL 7901 (TBN OSG 351)

ATB

2Q 2010

OWNED

12/18/2019

Sunoco

($ in thousands)	Three Months Ended Jun. 30, 2009	Three Months Ended Jun. 30, 2008	Six Months Ended Jun. 30, 2009	Six Months Ended Jun. 30, 2008
Net income	$4,666	$4,925	$10,868	$8,690
Interest expense	1,122	1,594	2,373	2,858
Depreciation and amortization	13,026	13,679	25,620	26,700
EBITDA	$18,814	$20,198	$38,861	$38,248

OSG America L.P.
Page 16

Reconciliation Tables

EBITDA

EBITDA represents operating earnings, which is before interest expense, plus other income and depreciation and amortization expense.
EBITDA is presented to provide investors with meaningful additional information that management uses to monitor ongoing operating results and evaluate trends over comparative periods.  EBITDA should not be considered a substitute for net income or cash flow from operating activities prepared in accordance with accounting principles generally accepted in the United States or as a measure of profitability or liquidity.  While EBITDA is frequently used as a measure of operating results and performance, it is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation.

TCE Revenue

Consistent with general practice in the shipping industry, the Partnership uses time charter equivalent revenues, which represents shipping revenues less voyage expenses, as a measure to compare revenue generated from a voyage charter to revenue generated from a time charter.
Time charter equivalent revenues, a non-GAAP measure, provides additional meaningful information in conjunction with shipping revenues, the most directly comparable GAAP measure, because it assists the Partnership’s management in making decisions regarding the deployment and use of its vessels and in evaluating their financial performance.

Three Months

Ended

Three Months

Ended

Six Months

Ended

Six Months

Ended

Jun. 30, 2009

Jun. 30, 2008

Jun. 30, 2009

Jun. 30, 2008

TCE revenues

$64,208

$59,930

$131,668

$112,322

Voyage expenses

5,249

12,298

11,897

22,938

Shipping revenues

$69,457

$72,228

$143,565

$135,260

($ in thousands)